--------------------------------------------------------------------------------
INTERNATIONAL LARGE-CAP
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Alliance International Premier Growth Fund

Semi-Annual Report
May 31, 2001
                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o  Are Not FDIC Insured
                            o  May Lose Value
                            o  Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
July 18, 2001

Dear Shareholder:

This report contains the investment results, economic review and outlook for Alliance International Premier Growth Fund (the "Fund") for the semi-annual reporting period ended May 31, 2001.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital by investing predominately in equity securities of a limited number of carefully selected, international companies that are judged likely to achieve superior earnings growth. Current income is incidental to the Fund's objective.

Investment Results

The following table provides performance results for the Fund and its benchmarks, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and MSCI EAFE Growth Index, for the six- and 12-month periods ended May 31, 2001. The MSCI EAFE Growth Index is also included since the Fund generally holds stocks that are categorized as "growth" stocks as opposed to "value" stocks. Consequently, the MSCI EAFE Growth Index is a more suitable benchmark over shorter periods of time. Over a complete market cycle, however, the MSCI EAFE Index, which represents the broader international equity market, is an appropriate benchmark and represents the primary benchmark that the Fund and most investors use.

INVESTMENT RESULTS*
Periods Ended May 31, 2001
                                                           ---------------------
                                                               Total Returns
                                                           ---------------------
                                                           6 Months    12 Months
--------------------------------------------------------------------------------
Alliance International
Premier Growth Fund
   Class A                                                  -11.43%      -29.60%
--------------------------------------------------------------------------------

   Class B                                                  -11.76%      -30.21%
--------------------------------------------------------------------------------
   Class C                                                  -11.76%      -30.15%
--------------------------------------------------------------------------------
MSCI EAFE Index                                              -7.93%      -17.24%
--------------------------------------------------------------------------------
MSCI EAFE Growth Index                                      -13.04%      -27.46%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of May 31, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is a market capitalization-weighted index that measures stock market performance in 20 countries within Europe,


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                                  ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      Australasia and the Far East. The unmanaged MSCI EAFE Growth Index is a market capitalization-weighted index that measures stock market performance in 20 countries within Europe, Australasia and the Far East with a greater-than-average growth orientation. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance International Premier Growth Fund.

      Additional investment results appear on pages 6 - 9.

The Fund underperformed its primary benchmark, the MSCI EAFE Index, for both the six- and 12-month periods ended May 31, 2001. The Fund's focus on a carefully selected list of "premier" large-capitalization growth stocks failed to generate investment returns above the primary benchmark. Active intra-period trading did not add enough to returns to make up for this underperformance.

The Fund's performance over the last six months, in absolute terms and versus the primary benchmark, was driven primarily by two factors. The first factor was the positive and negative influences of individual stock selection. Overall, some of the Fund's best performing holdings included ASM Lithography, Royal Bank of Scotland Group Plc., BP Plc., Flextronics International, Ltd. and Taiwan Semiconductor Manufacturing Co., Ltd. -- with the technology sector emerging as the top-performer. The individual stocks that detracted from performance included British Sky Broadcasting Group Plc., United Pan-Europe Communications NV, Alcatel, Vodafone Group Plc., Alleanza Assicurazioni and Nokia AB OYJ Corp. Series A -- among which the worst performing sector was consumer services.

The second factor affecting the Fund's performance was currency fluctuation. During the period under review, currency effects resulted in a negative contribution to performance in absolute terms and relative to the primary benchmark. The Fund does not hedge against currency volatility due to the belief that our strength lies in individual stock selection rather than currency trading, and that the impact of currencies on the Fund's portfolio will be minimal in the long run. Furthermore, currency hedging minimizes the benefits of diversification into international stocks. That said, the currencies to which the Fund has significant exposure (primarily the euro, sterling and yen) were exceptionally weak relative to the dollar.

Economic Review and Outlook

Due to the significant deceleration in corporate capital spending, which is causing the growth rate of economies around the world to slow, every major central bank in the world is in an easing mode. The aggressive moves by the U.S. Federal Reserve since the beginning of the year have given the European Central Bank (ECB) and the Bank of England room to maneuver without excessive concern for devaluation of the euro and pound. We expect further lowering of interest rates by central bankers around the world in an attempt


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2 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

to sustain consumer spending long enough to get through the corporate spending downturn that we are experiencing. Although we are concerned that earnings estimates for the second half of 2001 are still too optimistic, we are beginning to become cautiously optimistic about a return to more normal growth in the 2002 calendar year.

Europe's economic health has recently come into question, evidenced by a slowing gross domestic product (GDP) growth rate and a weak euro. However, we still believe that structural changes -- driven by the single currency and common marketplace -- are acting as a tailwind for Europe's economies by providing a larger and more competitive market. Increased liquidity in the capital markets and the pressures on governments and companies to restructure are leading to increased efficiency.

Our focus on Asia (ex-Japan) is apparent in the stocks that comprise the Fund's portfolio. Japan has often spoken of structural reform over the past decade, but has had difficulty instituting any meaningful reforms. Recently, Prime Minister Junichiro Koizumi has said what the market has wanted to hear about new reforms, but it is not clear that the Japanese public has the appetite for the necessary steps that must be taken to restructure the Japanese economy for long-term health. On the other hand, we have been impressed by the dynamic nature of growth in Taiwan, China, Korea and other Southeast Asian markets.

At the core of our investment discipline, however, is a careful stock selection process. Our process is one that normally adds value through individual stock selection and active intra-period trading. For this reason, we invest on an individual company basis, carefully choosing between companies rather than making industry or sector bets. Since caution is warranted due to a trend in slowing global growth, individual stock selection will be the key determinant of investment success. We believe this environment will reinforce our investment process and be a positive one for the stocks in the Fund's portfolio.

Portfolio Management and Strategy

The portfolio management of the Fund is focused on marrying the underlying fundamentals of earnings and cash flow of each respective company with its current share price, relative to other investment alternatives. Alliance Capital's large global equity research team and portfolio managers situated in numerous locations around the world perform fundamental analysis and research on each portfolio company. The Fund's industry sector and geographic weightings are a by-product of specific "bottom-up" company-by-company stock selection rather than from a predetermined top-down allocation.

The Fund is diversified in terms of industry sector and geographic weightings as shown in the chart on page 8. There is particular emphasis on the consumer services, financial and health care sectors with a notable absence of holdings in lower growth industrial and transportation stocks.


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                                  ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

On a geographic basis, as compared to the benchmark, the Fund is equal-weight in Europe, underweight in Japan and overweight in Asia ex-Japan (both developed and emerging). This reflects our view that some of the most attractive growth prospects globally are in Asia (ex-Japan), while Japan has become a 'show me' story predicated on real structural reform moving forward.

The current strategy, reflected in the portfolio, is to maintain large core positions in the traditional growth areas of pharmaceuticals, financials and consumer staples. We still believe that the companies in our portfolio that have proven they can consistently grow earnings between 10% to 15%, despite an economic downturn, are the ones to own. In this difficult economic environment where companies -- especially in the technology sector -- have very little earnings visibility, tangible earnings deserve a premium to the market.

To summarize our recent trading activity, we have simply been taking advantage of extreme market movements by trading into stocks that are out of favor and trimming stocks that, barring significant changes in the fundamentals, are the market's flavor of the month. However, we still believe -- primarily due to sub-par company fundamentals -- that it is not the time to bring unwarranted risk into the portfolio. This fits into our thesis that companies with proven earnings power are the core around which we trade the rest of the portfolio.

Therefore, we are not chasing technology stocks at these levels. We are, however, actively trading our technology holdings. While we believe in the secular growth stories in the portfolio -- the trend towards outsourcing and the growth in the wireless area, for example -- the volatility in technology stocks over the past 18 months has emphasized the cyclical nature of Tech.

Although the management teams with whom we speak regularly have very little visibility right now, we are getting no indications that company fundamentals are getting materially better or worse in the near term. Our current thinking is that we may in fact be in this environment -- bouncing within a trading range -- for quite some time. Therefore, we are prepared to take advantage of this by trading the extremes, and moving counter to market direction.


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4 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

[PHOTO OMITTED]         John D. Carifa

[PHOTO OMITTED]         Alfred Harrison

[PHOTO OMITTED]         Thomas Kamp

Portfolio Manager, Alfred Harrison, is Vice Chairman of Alliance Capital with over 40 years of investment experience. Portfolio Manager, Thomas Kamp, has over 10 years of investment experience.

In conclusion, we thank you for your continued interest in Alliance International Premier Growth Fund, and we look forward to reporting the market activity and the Fund's investment results in the ensuing periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Alfred Harrison

Alfred Harrison
Executive Vice President


/s/ Thomas Kamp

Thomas Kamp
Vice President


--------------------------------------------------------------------------------
                                  ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
GROWTH OF A $10,000 INVESTMENT
3/31/98* TO 5/31/01

    [The following table was depicted as a line chart in the original text.]

                    Alliance
                  International
                     Premier                                  MSCI EAFE
                   Growth Fund        MSCI EAFE Index        Growth Index
                  -------------       ---------------       ---------------
3/31/98              $ 9,574              $10,000              $10,000
5/31/98                9,583               10,035               10,033
5/31/99                9,509               10,502               10,330
5/31/00               12,658               12,333               12,502
5/31/01                8,912               10,206                9,068

MSCI EAFE Index: $10,206
MSCI EAFE Growth Index: $9,068
Alliance International Premier Growth Fund Class A: $8,912

This chart illustrates the total value of an assumed $10,000 investment in Alliance International Premier Growth Fund Class A shares (from 3/31/98 to 5/31/01) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is a market capitalization-weighted index that measures stock market performance in 20 countries within Europe, Australasia and the Far East.

The unmanaged MSCI EAFE Growth Index is a market capitalization-weighted index that measures stock market performance in 20 countries within Europe, Australasia and the Far East with a greater-than-average growth orientation.

When comparing Alliance International Premier Growth Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance International Premier Growth Fund.

* Closest month-end after Fund's Class A share inception date of 3/3/98.


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6 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 5/31

                               [BAR CHART OMITTED]

                  Alliance International Premier Growth Fund --
                            Yearly Periods Ended 5/31
--------------------------------------------------------------------------------
                Alliance International         MSCI EAFE           MSCI EAFE
                  Premier Growth Fund            Index           Growth Index
--------------------------------------------------------------------------------
   5/31/98*                3.40%                  3.46%              1.70%
   5/31/99                -0.77%                  4.66%              2.96%
   5/31/00                33.12%                 17.43%             21.02%
   5/31/01               -29.60%                -17.24%            -27.46%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is a market capitalization-weighted index that measures stock market performance in 20 countries within Europe, Australasia and the Far East. The unmanaged MSCI EAFE Growth Index is a market capitalization-weighted index that measures stock market performance in 20 countries within Europe, Australasia and the Far East with a greater-than-average growth orientation. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance International Premier Growth Fund.

* The Fund's return for the period ended 5/31/98 is from the Fund's inception date of 3/3/98 through 5/31/98. The benchmarks' returns for the period ended 5/31/98 are from 2/28/98 through 5/31/98.


--------------------------------------------------------------------------------
                                  ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
May 31, 2001 (unaudited)

INCEPTION DATES                PORTFOLIO STATISTICS

Class A Shares                 Net Assets ($mil): $205.4
3/3/98                         Median Market Capitalization ($mil): $34,507
Class B Shares
3/3/98
Class C Shares
3/3/98

COUNTRY BREAKDOWN

  31.4% United Kingdom
  20.1% Japan
  12.4% France
   7.3% Italy
   4.7% Spain
   4.4% Taiwan
   3.1% Switzerland
   2.4% Netherlands                      [PIE CHART OMITTED]
   2.3% Sweden
   2.2% Belgium
   2.1% Ireland
   1.7% Hong Kong
   1.6% Finland
   1.6% Singapore
   1.4% Australia
   1.3% South Korea

SECTOR BREAKDOWN

  24.1% Finance
  18.2% Consumer Services
  17.0% Technology
  14.1% Health Care
  11.5% Consumer Staples                 [PIE CHART OMITTED]
   5.6% Energy
   2.8% Utilities
   2.6% Basic Industry
   2.5% Consumer Manufacturing
   1.6% Capital Goods

All data as of May 31, 2001. The Fund's country and sector breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
8 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF MAY 31, 2001

Class A Shares
--------------------------------------------------------------------------------
                            Without Sales Charge             With Sales Charge
             1 Year               -29.60%                        -32.61%
    Since Inception*               -1.20%                         -2.50%

Class B Shares
--------------------------------------------------------------------------------
                            Without Sales Charge             With Sales Charge
             1 Year               -30.21%                        -33.00%
    Since Inception*               -1.91%                         -2.20%

Class C Shares
--------------------------------------------------------------------------------
                            Without Sales Charge             With Sales Charge
             1 Year               -30.15%                        -30.85%
    Since Inception*               -1.91%                         -1.91%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (JUNE 30, 2001)

                                 Class A         Class B         Class C
--------------------------------------------------------------------------------
             1 Year               -37.52%        -37.96%         -35.98%
    Since Inception*               -3.85%         -3.60%          -3.32%


The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will differ due to different expenses associated with this class.

Substantially all of the Fund's assets will be invested in foreign securities, which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investment in the Fund includes risks not associated with funds that invest primarily in U.S. issues. Because the Fund will invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date: 3/3/98 for all share classes.


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                                  ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 9

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
May 31, 2001 (unaudited)

                                                                     Percent of
Company                                              U.S. $ Value    Net Assets
--------------------------------------------------------------------------------
AstraZeneca Group Plc. -- Researches,
  manufactures and sells pharmaceutical
  and medical products.                               $10,419,451          5.1%
--------------------------------------------------------------------------------
Royal Bank of Scotland Group Plc. -- Offers
  a full range of banking and related services
  to personal and small business clients.               9,394,295          4.6
--------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.,
  Ltd. -- Manufactures and markets
  integrated circuits used in computers,
  communications and consumer electronics.              9,183,394          4.5
--------------------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria, SA --
  Offers consumer and mortgage loans,
  private banking, asset management,
  securities brokerage services, and
  individual and group life insurance.                  8,923,330          4.3
--------------------------------------------------------------------------------
Vodafone Group Plc. -- Provides mobile
  telecommunications services including
  digital and analogue cellular telephone,
  paging and personal communication
  services.                                             8,875,681          4.3
--------------------------------------------------------------------------------
Standard Chartered Plc. -- Offers products
  and services in the personal, consumer,
  corporate, institutional and treasury areas,
  to customers in more than 40 countries.               7,399,835          3.6
--------------------------------------------------------------------------------
British Sky Broadcasting Group Plc. --
  Operates and distributes a variety of "Sky"
  channels, which broadcast news, movies,
  sports and pay-per-view events.                       7,291,262          3.5
--------------------------------------------------------------------------------
Tesco Plc. -- Operates retail food stores in the
  UK, Ireland, France, Poland, Slovakia,
  Hungary, Czech Republic and Thailand
  including a number of non-food products
  at about 50 of their stores, including home
  entertainment, health and beauty and
  children's and baby products.                         6,731,864          3.3
--------------------------------------------------------------------------------
Takeda Chemical Industries, Ltd. -- Produces
  and sells health-care related products,
  foods and chemicals.                                  6,617,864          3.2
--------------------------------------------------------------------------------
Sanofi-Synthelabo, SA -- Produces
  prescription and generic pharmaceuticals
  primarily for cardiovascular, central nervous
  system and internal medicine disorders
  and oncology.                                         6,295,885          3.1
--------------------------------------------------------------------------------
                                                      $81,132,861         39.5%


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10 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                          ----------------------
                                                          SECTOR DIVERSIFICATION
                                                          ----------------------

SECTOR DIVERSIFICATION
May 31, 2001 (unaudited)

                                                                    Percent of
                                              U.S. $ Value          Net Assets
--------------------------------------------------------------------------------
Basic Industry                               $   5,381,800                2.6%
--------------------------------------------------------------------------------
Capital Goods                                    3,320,269                1.6
--------------------------------------------------------------------------------
Consumer Manufacturing                           5,195,928                2.5
--------------------------------------------------------------------------------
Consumer Services                               38,193,495               18.6
--------------------------------------------------------------------------------
Consumer Staples                                24,204,952               11.8
--------------------------------------------------------------------------------
Energy                                          11,822,900                5.8
--------------------------------------------------------------------------------
Finance                                         50,586,343               24.6
--------------------------------------------------------------------------------
Healthcare                                      29,531,251               14.4
--------------------------------------------------------------------------------
Technology                                      35,818,157               17.4
--------------------------------------------------------------------------------
Utilities                                        5,923,743                2.9
--------------------------------------------------------------------------------
Total Investments                              209,978,838              102.2
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities        (4,561,242)              (2.2)
--------------------------------------------------------------------------------
Net Assets                                   $ 205,417,596              100.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
May 31, 2001 (unaudited)

Company                                                     Shares  U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-102.2%

Australia-1.4%
News Corp., Ltd. (ADR) ...............................      81,600   $ 2,917,200
                                                                     -----------
Belgium-2.3%
Interbrew ............................................     189,600     4,681,789
                                                                     -----------
Finland-1.6%
Nokia AB OYJ Corp. Series A ..........................     113,966     3,294,109
                                                                     -----------
France-12.6%
BNP Paribas, SA ......................................      20,734     1,797,205
Carrefour, SA ........................................      78,700     4,292,647
Havas Advertising, SA ................................     146,200     1,929,927
L'Oreal, SA ..........................................      76,200     4,929,548
Orange, SA(a) ........................................     506,468     4,347,191
Sanofi-Synthelabo, SA ................................     102,690     6,295,885
STMicroelectronics NV ................................      67,381     2,393,191
                                                                     -----------
                                                                      25,985,594
                                                                     -----------
Hong Kong-1.8%
Li & Fung, Ltd. ......................................   2,066,500     3,616,491
                                                                     -----------
Ireland-2.1%
CRH Plc ..............................................     251,226     4,342,463
                                                                     -----------
Italy-7.4%
Alleanza Assicurazioni ...............................     393,020     4,101,290
ENI SpA ..............................................     896,300     5,760,466
Saipem SpA ...........................................      86,000       534,536
San Paolo-IMI SpA ....................................     361,300     4,885,478
                                                                     -----------
                                                                      15,281,770
                                                                     -----------
Japan-20.6%
Canon, Inc. ..........................................     113,000     4,478,354
Fujisawa Pharmaceutical Co., Ltd. ....................     168,000     3,894,484
Hoya Corp. ...........................................      52,400     3,747,739
Kao Corp. ............................................      90,000     2,347,595
Kose Corp. ...........................................       7,900       263,898
NEC Corp. ............................................     148,000     2,424,637
Nomura Securities Co., Ltd. ..........................      95,000     1,906,475
NTT DoCoMo, Inc. .....................................         137     2,628,297
Ricoh Co., Ltd. ......................................     136,000     2,689,217
Sankyo Co., Ltd. .....................................     114,800     3,390,534
Shin-Etsu Chemical Co., Ltd. .........................      91,000     3,522,235
Sumitomo Bakelite Co., Ltd. ..........................     221,000     1,859,565
Sumitomo Trust & Banking Co., Ltd. ...................     259,000     1,675,889
Suzuki Motor Corp. ...................................      70,000       853,465
Takeda Chemical Industries, Ltd. .....................     130,000     6,617,864
                                                                     -----------
                                                                      42,300,248
                                                                     -----------


--------------------------------------------------------------------------------
12 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                       ------------------------
                                                       PORTFOLIO OF INVESTMENTS
                                                       ------------------------

Company                                                  Shares    U.S. $ Value
-------------------------------------------------------------------------------

Netherlands-2.5%
ASM Lithography (ADR)(a) ....................            61,800     $ 1,437,468
IHC Caland NV(a) ............................            10,200         501,581
United Pan-Europe Communications NV(a) ......           675,075       3,196,912
                                                                   ------------
                                                                      5,135,961
                                                                   ------------
Singapore-1.6%
Flextronics International, Ltd.(a) ..........           133,500       3,368,205
                                                                   ------------
South Korea-1.4%
Samsung Electronics .........................            16,930       2,801,842
                                                                   ------------
Spain-4.8%
Banco Bilbao Vizcaya Argentaria, SA .........           655,406       8,923,330
Industria de Diseno Textil, SA(a) ...........            61,711         957,611
                                                                   ------------
                                                                      9,880,941
                                                                   ------------
Sweden-2.4%
Atlas Copco AB, Series A ....................           164,300       3,320,269
Skandia Forsakrings AB ......................           146,200       1,545,010
                                                                   ------------
                                                                      4,865,279
                                                                   ------------
Switzerland-3.2%
Credit Suisse Group .........................            23,200       4,195,182
Serono, SA Series B .........................             2,540       2,303,566
                                                                   ------------
                                                                      6,498,748
                                                                   ------------
Taiwan-4.5%
Taiwan Semiconductor Manufacturing
  Co., Ltd. .................................         3,478,403       9,183,394
                                                                   ------------
United Kingdom-32.0%
AstraZeneca Group Plc........................           221,000      10,419,451
BP Plc.......................................           569,900       5,026,318
British Sky Broadcasting Group Plc...........           716,172       7,291,262
Centrica Plc.................................         1,193,500       4,133,500
CGNU Plc.....................................           363,487       4,762,355
Energis Plc.(a) .............................           474,200       1,790,243
Royal Bank of Scotland Group Plc.............           408,967       9,394,295
Standard Chartered Plc.......................           538,564       7,399,835
Tesco Plc....................................         1,906,668       6,731,864
Vodafone Group Plc...........................         3,453,526       8,875,681
                                                                   ------------
                                                                     65,824,804
                                                                   ------------
Total Investments-102.2%
   (cost $233,004,303) ......................                       209,978,838
Other assets less liabilities-(2.2)% ........                        (4,561,242)
                                                                   ------------

Net Assets-100% .............................                      $205,417,596
                                                                   ============

(a)   Non-income producing security.
      Glossary:
      ADR - American Depositary Receipt.
      See notes to financial statements.


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 13

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
May 31, 2001 (unaudited)

Assets
Investments in securities, at value (cost $233,004,303) .....     $ 209,978,838
Foreign cash, at value (cost $2,766,911) ....................         2,739,126
Receivable for investment securities sold
  and foreign currencies ....................................         7,607,744
Receivable for capital stock sold ...........................           236,819
Dividends receivable ........................................           172,630
Deferred organization expenses ..............................            93,618
                                                                  -------------
Total assets ................................................       220,828,775
                                                                  -------------
Liabilities
Due to Custodian ............................................        10,012,037
Payable for investment securities purchased
  and foreign currencies ....................................         4,147,113
Payable for capital stock redeemed ..........................           557,748
Advisory fee payable ........................................           185,457
Distribution fee payable ....................................           139,100
Accrued expenses ............................................           369,724
                                                                  -------------
Total liabilities ...........................................        15,411,179
                                                                  -------------
Net Assets ..................................................     $ 205,417,596
                                                                  =============
Composition of Net Assets

Capital stock, at par .......................................     $      22,434
Additional paid-in capital ..................................       303,377,425
Accumulated net investment loss .............................        (1,661,857)
Accumulated net realized loss on investments and
  foreign currency transactions .............................       (73,309,242)
Net unrealized depreciation of investments and foreign
  currency denominated assets and liabilities ...............       (23,011,164)
                                                                  -------------
                                                                  $ 205,417,596
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
  ($48,930,010 / 5,259,168 shares of capital
  stock issued and outstanding) .............................             $9.30
Sales charge -- 4.25% of public offering price ..............               .41
                                                                          -----
Maximum offering price ......................................             $9.71
                                                                          =====
Class B Shares
Net asset value and offering price per share
  ($101,107,955 / 11,134,390 shares of capital
  stock issued and outstanding) .............................             $9.08
                                                                          =====
Class C Shares
Net asset value and offering price per share
  ($38,931,635 / 4,287,149 shares of capital
  stock issued and outstanding) .............................             $9.08
                                                                          =====
Advisor Class Shares
Net asset value, redemption, and offering price
  per share ($16,447,996 / 1,752,833 shares of
  capital stock issued and outstanding) .....................             $9.38
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months Ended May 31, 2001 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld
  of $184,309) ................................     $1,320,743
Interest ......................................         64,119     $  1,384,862
                                                    ----------
Expenses
Advisory fee ..................................      1,158,610
Distribution fee - Class A ....................         84,913
Distribution fee - Class B ....................        566,512
Distribution fee - Class C ....................        219,539
Transfer agency ...............................        419,243
Custodian .....................................        340,922
Administrative ................................         66,500
Audit and legal ...............................         49,622
Printing ......................................         48,109
Registration ..................................         47,173
Amortization of organization expenses .........         26,778
Directors' fees ...............................         10,550
Miscellaneous .................................          8,248
                                                    ----------
Total expenses ................................                       3,046,719
                                                                   ------------
Net investment loss ...........................                      (1,661,857)
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions
Net realized loss on investment
  transactions ................................                     (62,218,260)
Net realized loss on foreign currency
  transactions ................................                        (233,639)
Net change in unrealized
  appreciation/depreciation of:
  Investments .................................                      36,103,623
  Foreign currency denominated assets
    and liabilities ...........................                           7,206
                                                                   ------------
Net loss on investments .......................                     (26,341,070)
                                                                   ------------
Net Decrease in Net Assets
  from Operations .............................                    $(28,002,927)
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 15

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                  Six Months
                                                     Ended         Year Ended
                                                 May 31, 2001     November 30,
                                                  (unaudited)         2000
                                                 -------------    -------------

Increase (Decrease) in Net Assets
from Operations
Net investment loss ..........................   $  (1,661,857)   $  (3,265,153)
Net realized loss on investments and
   foreign currency transactions .............     (62,451,899)     (10,569,938)
Net unrealized appreciation / depreciation
   of investments and foreign currency
   denominated assets and liabilities ........      36,110,829      (68,130,443)
                                                 -------------    -------------
Net decrease in net assets
   from operations ...........................     (28,002,927)     (81,965,534)
Distributions to Shareholders from:
Net realized gain on investments and
   foreign currency transactions
   Class A ...................................              -0-        (462,070)
   Class B ...................................              -0-      (1,045,074)
   Class C ...................................              -0-        (337,297)
   Advisor Class .............................              -0-         (80,022)
Capital Stock Transactions
Net increase (decrease) ......................     (15,107,113)     279,268,697
                                                 -------------    -------------
Total increase (decrease) ....................     (43,110,040)     195,378,700
Net Assets
Beginning of period ..........................     248,527,636       53,148,936
                                                 -------------    -------------
End of period ................................   $ 205,417,596    $ 248,527,636
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
May 31, 2001 (unaudited)

NOTE A

Significant Accounting Policies

Alliance International Premier Growth Fund (the "Fund") was incorporated as a Maryland Corporation on November 24, 1997 and is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.,) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

2. Organization Expenses

Organization expenses of approximately $273,100 have been deferred and are being amortized on a straight-line basis through February, 2003.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares have no distribution fees).

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; tem-


--------------------------------------------------------------------------------
18 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

porary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20%, 3.20% and 2.20% of the daily average net assets for Class A, Class B, Class C and Advisor Class shares, respectively. For the six months ended May 31, 2001, there was no waiver of management fees. Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the six months ended May 31, 2001, such fees amounted to $66,500.

The Fund compensates Alliance Global Investor Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $303,222 for the six months ended May 31, 2001.

For the six months ended May 31, 2001, the Fund's expenses were reduced by $7,756 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $104,948 from the sales of Class A shares and $6,179, $186,011 and $24,515 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2001.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2001, amounted to $852,118, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Fund in the amount of $6,376,812 and $1,074,676, for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $218,248,858 and $230,430,341, respectively, for the six months ended May 31, 2001. There were no purchases or sales of U.S. government or government agency obligations for the six months ended May 31, 2001.

At May 31, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $8,553,037 and gross unrealized depreciation of investments was $31,578,502, resulting in net unrealized depreciation of $23,025,465, excluding foreign currency transactions.

At November 30, 2000, the Fund had a capital loss carryforward of $10,327,674, all of which will expire in 2008.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the US dollar. At May 31, 2001, the Fund had no outstanding forward exchange currency contracts.


--------------------------------------------------------------------------------
20 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------
NOTE E

Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                          -----------------------------------   ------------------------------------
                                        Shares                                Amount
                          -----------------------------------   ------------------------------------
                          Six Months Ended         Year Ended   Six Months Ended          Year Ended
                              May 31, 2001       November 30,       May 31, 2001        November 30,
                               (unaudited)               2000        (unaudited)                2000
                          --------------------------------------------------------------------------
Class A
Shares sold                     12,388,063         10,298,817      $ 121,709,090       $ 137,544,506
----------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions                        -0-            28,764                 -0-            372,776
----------------------------------------------------------------------------------------------------
Shares converted
   from Class B                      7,916                972             74,404              10,791
----------------------------------------------------------------------------------------------------
Shares redeemed                (12,884,536)        (5,553,152)      (127,108,995)        (70,552,975)
----------------------------------------------------------------------------------------------------
Net increase
   (decrease)                     (488,557)         4,775,401      $  (5,325,501)      $  67,375,098
====================================================================================================

Class B
Shares sold                      1,519,829         11,519,639      $  15,360,839       $ 158,958,483
----------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions                        -0-            54,893                 -0-            702,093
----------------------------------------------------------------------------------------------------
Shares converted
   to Class A                       (8,099)              (991)           (74,404)            (10,791)
----------------------------------------------------------------------------------------------------
Shares redeemed                 (2,277,413)        (1,870,570)       (22,371,445)        (23,940,436)
----------------------------------------------------------------------------------------------------
Net increase
   (decrease)                     (765,683)         9,702,971      $  (7,085,010)      $ 135,709,349
====================================================================================================

Class C
Shares sold                      2,003,445          4,985,274      $  19,607,945       $  68,042,035
----------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions                        -0-            18,561                 -0-            237,213
----------------------------------------------------------------------------------------------------
Shares redeemed                 (2,271,779)        (1,156,084)       (22,102,154)        (14,485,501)
----------------------------------------------------------------------------------------------------
Net increase
   (decrease)                     (268,334)         3,847,751      $  (2,494,209)      $  53,793,747
====================================================================================================


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                          -----------------------------------   ------------------------------------
                                        Shares                                Amount
                          -----------------------------------   ------------------------------------
                          Six Months Ended         Year Ended   Six Months Ended          Year Ended
                              May 31, 2001       November 30,       May 31, 2001        November 30,
                               (unaudited)               2000        (unaudited)                2000
                          --------------------------------------------------------------------------
Advisor Class
Shares sold                        123,777          1,704,754      $   1,312,589       $  23,780,085
----------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions                        -0-             1,298                 -0-             16,884
----------------------------------------------------------------------------------------------------
Shares redeemed                   (147,478)          (109,278)        (1,514,982)         (1,406,466)
----------------------------------------------------------------------------------------------------
Net increase
   (decrease)                      (23,701)         1,596,774      $    (202,393)      $  22,390,503
====================================================================================================

NOTE F

Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies. Consequently, the Fund's investment portfolio may experience greater price volatility than a portfolio invested in equity securities of U.S. companies.

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2001.


--------------------------------------------------------------------------------
22 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                               ----------------------------------------------------------------
                                                                           Class A
                                               ----------------------------------------------------------------
                                                   Six Months                                      March 3,
                                                        Ended       Year Ended November 30,      1998(a) to
                                                 May 31, 2001    ----------------------------  November 30,
                                                  (unaudited)          2000        1999               1998
                                               ----------------------------------------------------------------
Net asset value, beginning of period .......         $  10.50        $  13.22    $   9.63         $  10.00
                                               ----------------------------------------------------------------
Income From Investment Operations
Net investment loss(b) .....................             (.05)           (.14)       (.15)(c)         (.08)(c)
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions .............................            (1.15)          (2.14)       3.74             (.29)
                                               ----------------------------------------------------------------
Net increase (decrease) in net asset
  value from operations ....................            (1.20)          (2.28)       3.59             (.37)
                                               ----------------------------------------------------------------
Less: Distributions
Distributions from net realized gains on
  investments and foreign currency
  transactions .............................               -0-           (.44)         -0-              -0-
                                               ----------------------------------------------------------------
Total distributions ........................               -0-           (.44)         -0-              -0-
                                               ----------------------------------------------------------------
Net asset value, end of period .............         $   9.30        $  10.50    $  13.22         $   9.63
                                               ================================================================
Total Return
Total investment return based on net
  asset value(d) ...........................           (11.43)%        (17.88)%     37.28%           (3.70)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..........................         $ 48,930        $ 60,330    $ 12,851         $  7,255
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements .........................             2.15%(e)        1.95%       2.51%(f)         2.50%(e)
  Expenses, before waivers/
    reimbursements .........................             2.15%(e)        1.95%       3.26%            5.19%(e)
  Net investment loss ......................             (.92)%(e)      (1.07)%     (1.34)%           (.90)%(e)
Portfolio turnover rate ....................              187%            111%        107%             151%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                               -----------------------------------------------------------------
                                                                            Class B
                                               -----------------------------------------------------------------
                                                   Six Months                                       March 3,
                                                        Ended       Year Ended November 30,       1998(a) to
                                                 May 31, 2001    -----------------------------  November 30,
                                                  (unaudited)          2000         1999                1998
                                               -----------------------------------------------------------------
Net asset value, beginning of period .......         $  10.29        $  13.05     $   9.58          $  10.00
                                               -----------------------------------------------------------------
Income From Investment Operations
Net investment loss(b) .....................             (.08)           (.23)        (.22)(c)          (.13)(c)
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions .............................            (1.13)          (2.09)        3.69              (.29)
                                               -----------------------------------------------------------------
Net increase (decrease) in net asset
  value from operations ....................            (1.21)          (2.32)        3.47              (.42)
                                               -----------------------------------------------------------------
Less: Distributions
Distributions from net realized gains on
  investments and foreign currency
  transactions .............................               -0-           (.44)          -0-               -0-
                                               -----------------------------------------------------------------
Total distributions ........................               -0-           (.44)          -0-               -0-
                                               -----------------------------------------------------------------
Net asset value, end of period .............         $   9.08        $  10.29     $  13.05          $   9.58
                                               =================================================================
Total Return
Total investment return based on net
  asset value(d) ...........................           (11.76)%        (18.44)%      36.22%            (4.20)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..........................         $101,108        $122,503     $ 28,678          $ 11,710
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements .........................             2.90%(e)        2.67%        3.21%(f)          3.20%(e)
  Expenses, before waivers/
    reimbursements .........................             2.90%(e)        2.67%        3.93%             6.14%(e)
  Net investment loss ......................            (1.72)%(e)      (1.79)%      (2.07)%           (1.41)%(e)
Portfolio turnover rate ....................              187%            111%         107%              151%

See footnote summary on page 26.


--------------------------------------------------------------------------------
24 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                               ------------------------------------------------------------------
                                                                            Class C
                                               ------------------------------------------------------------------
                                                   Six Months                                        March 3,
                                                        Ended       Year Ended November 30,        1998(a) to
                                                 May 31, 2001    -----------------------------   November 30,
                                                  (unaudited)          2000         1999                1998
                                               ------------------------------------------------------------------
Net asset value, beginning of period .......         $  10.29        $  13.05     $   9.57          $  10.00
                                               ------------------------------------------------------------------
Income From Investment Operations
Net investment loss(b) .....................             (.08)           (.23)        (.22)(c)          (.15)(c)
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions .............................            (1.13)          (2.09)        3.70              (.28)
                                               ------------------------------------------------------------------
Net increase (decrease) in net asset value
  from operations ..........................            (1.21)          (2.32)        3.48              (.43)
                                               ------------------------------------------------------------------
Less: Distributions
Distributions from net realized gains on
  investments and foreign currency
  transactions .............................               -0-           (.44)          -0-               -0-
                                               ------------------------------------------------------------------
Total distributions ........................               -0-           (.44)          -0-               -0-
                                               ------------------------------------------------------------------
Net asset value, end of period .............         $   9.08        $  10.29     $  13.05          $   9.57
                                               ==================================================================
Total Return
Total investment return based on net
  asset value(d) ...........................           (11.76)%        (18.44)%      36.36%            (4.30)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..........................         $ 38,932        $ 46,894     $  9,235          $  3,120
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements .........................             2.87%(e)        2.66%        3.21%(f)          3.20%(e)
  Expenses, before waivers/
    reimbursements .........................             2.87%(e)        2.66%        3.92%             6.00%(e)
  Net investment loss ......................            (1.68)%(e)      (1.79)%      (2.06)%           (1.69)%(e)
Portfolio turnover rate ....................              187%            111%         107%              151%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                               ------------------------------------------------------------------
                                                                         Advisor Class
                                               ------------------------------------------------------------------
                                                   Six Months                                       March 3,
                                                        Ended       Year Ended November 30,       1998(a) to
                                                 May 31, 2001    -----------------------------  November 30,
                                                  (unaudited)          2000         1999                1998
                                               ------------------------------------------------------------------
Net asset value, beginning of period .......         $  10.58        $  13.27     $   9.64          $  10.00
                                               ------------------------------------------------------------------
Income From Investment Operations

Net investment income (loss)(b) ............             (.03)           (.09)        (.12)(c)           .01(c)
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions .............................            (1.17)          (2.16)        3.75              (.37)
                                               ------------------------------------------------------------------
Net increase (decrease) in net asset
  value from operations ....................            (1.20)          (2.25)        3.63              (.36)
                                               ------------------------------------------------------------------
Less: Distributions

Distributions from net realized gains on
  investments and foreign currency
  transactions .............................               -0-           (.44)          -0-               -0-
                                               ------------------------------------------------------------------
Total distributions ........................               -0-           (.44)          -0-               -0-
                                               ------------------------------------------------------------------
Net asset value, end of period .............         $   9.38        $  10.58     $  13.27          $   9.64
                                               ==================================================================
Total Return

Total investment return based on net
  asset value(d) ...........................           (11.34)%        (17.57)%      37.66%            (3.60)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..........................         $ 16,448        $ 18,800     $  2,386          $  1,386
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements .........................             1.85%(e)        1.61%        2.21%(f)          2.20%(e)
  Expenses, before waivers/
    reimbursements .........................             1.85%(e)        1.61%        2.96%             6.28%(e)
  Net investment income (loss) .............             (.65)%(e)       (.68)%      (1.06)%             .13%(e)
Portfolio turnover rate ....................              187%            111%         107%              151%


(a)   Commencement of operations.
(b)   Based on average shares outstanding.
(c)   Net of expenses waived/reimbursed by the Adviser.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment returns calculated for a period of less than one year is not annualized.
(e)   Annualized.
(f) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

                              Year Ended
                           November 30, 1999
                           -----------------
     Class A                     2.50%
     Class B                     3.20%
     Class C                     3.20%
     Advisor Class               2.20%


--------------------------------------------------------------------------------
26 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

share

A unit which represents ownership in a mutual fund or stock.

valuation

The process of determining the value of an asset or company.


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 27

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $433 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 56 of the FORTUNE 100 companies and public retirement funds in 36 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 620 investment professionals in 35 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/01.


--------------------------------------------------------------------------------
28 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge -- a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements

      Sign up to view your quarterly account statement on-line, rather than wait to receive paper copies in the mail -- it's easy, convenient and saves you time and storage space.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, including daily pricing, make additional investments, exchange between Alliance funds and view fund performance.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 29

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Bruce W. Calvert, Executive Vice President
Alfred Harrison, Executive Vice President
Kathleen A. Corbet, Senior Vice President
Edward Baker, Vice President
Thomas J. Bardong, Vice President
Russell Brody, Vice President
Thomas Kamp, Vice President
Daniel Nordby, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
30 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 31

NOTES


--------------------------------------------------------------------------------
32 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

IPGSR501